                             OPPENHEIMER QUEST BALANCED FUND

                          Supplement dated June 17, 2008 to the
                Statement of Additional Information dated January 31, 2008

     This supplement  amends the Statement of Additional  Information as follows and is in addition to the supplements dated April 28, 2008 and May 12, 2008.

     The sub-section titled "The Sub-Advisory Agreement" in the section "How the
Fund is  Managed-The  Sub-Adviser,"  beginning  on page 46,  is  deleted  in its entirety and replaced with the following:

     |X| The Sub-Advisory  Agreement.  Under the Sub-Advisory  Agreement between the  Manager  and the  Sub-Adviser,  the  Sub-Adviser  shall  regularly  provide investment  advice  with  respect  to the Fund and  invest  and  reinvest  cash, securities  and the  property  comprising  the  assets  of the  Fund.  Under the
Sub-Advisory  Agreement,  the  Sub-Adviser  agrees not to change  the  portfolio manager of the Fund without the written approval of the Manager. The Sub-Adviser also agrees to provide assistance in the distribution and marketing of the Fund.

     Under the  Sub-Advisory  Agreement,  the Manager  pays the  Sub-Adviser  an annual fee in monthly  installments.  The fee paid to the Sub-Adviser  under the
Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is equal to 30% of the  investment  advisory fee paid to the Manager,  after any waivers, voluntary or otherwise, calculated as described in the Prospectus.

     The   Sub-Advisory   Agreement  states  that  in  the  absence  of  willful
misfeasance,  bad  faith,  negligence  or  reckless  disregard  of its duties or obligations,  the Sub-Adviser  shall not be liable to the Manager for any act or omission  in the  course  of or  connected  with  rendering  services  under the
Sub-Advisory  Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

June 17, 2008                                                       PX0257.015